Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Flexpoint Sensor Systems, Inc. (the “Company”) on Form 10-KSB for the period ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), We, Clark M. Mower, our Chief Executive Officer and director and John A. Sindt, our Principal Financial Officer and Chairman of the Board, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in our Annual Report fairly presents, in all material respects, our financial condition and result of operations.

Dated: 4/15/2008                               /s/Clark M. Mower

                                                           Clark M. Mower

                                                           Principal Executive Officer

Dated: 4/15/2008                              /s/John A. Sindt

                                                          John A. Sindt

                                                          Principal Financial Officer